Taxes - Additional information (Details) - USD ($)	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2017
Taxes
Corporate income tax at a statutory rate	25.00%	25.00%	25.00%
Net income exempt from income tax	$ 3,590,000	$ 3,880,000	$ 3,500,000
Tax savings from tax break	$ 898,597	$ 970,796	$ 869,890
Per share effect of the tax exemption	$ 0.08	$ 0.09	$ 0.09
Cumulative net operating loss	$ 570,000	$ 602,000
Valuation allowance	$ 142,395	$ 150,620